Exhibit (e.2)

Distribution Agreement

Exhibit A

Index Series

iShares 10+ Year Credit Bond Fund

iShares 10+ Year Government/Credit Bond Fund

iShares 2012 S&P AMT-Free Municipal Series

iShares 2013 S&P AMT-Free Municipal Series

iShares 2014 S&P AMT-Free Municipal Series

iShares 2015 S&P AMT-Free Municipal Series

iShares 2016 S&P AMT-Free Municipal Series

iShares 2017 S&P AMT-Free Municipal Series

iShares Aaa-A Rated Corporate Bond Fund

iShares Barclays 0-5 Year TIPS Bond Fund

iShares Barclays 1-3 Year Credit Bond Fund (formerly known as iShares Lehman 1-3 Year Credit Bond Fund)

iShares Barclays 1-3 Year Treasury Bond Fund (formerly known as iShares Lehman 1-3 Year Treasury Bond Fund)

iShares Barclays 3-7 Year Treasury Bond Fund (formerly known as iShares Lehman 3-7 Year Treasury Bond Fund)

iShares Barclays 7-10 Year Treasury Bond Fund (formerly known as iShares Lehman 7-10 Year Treasury Bond Fund)

iShares Barclays 10-20 Year Treasury Bond Fund (formerly known as iShares Lehman 10-20 Year Treasury Bond Fund)

iShares Barclays 20+ Year Treasury Bond Fund (formerly known as iShares Lehman 20+ Year Treasury Bond Fund)

iShares Barclays Agency Bond Fund

iShares Barclays Aggregate Bond Fund (formerly known as iShares Lehman Aggregate Bond Fund)

iShares Barclays CMBS Bond Fund

iShares Barclays Credit Bond Fund (formerly known as iShares Lehman Credit Bond Fund)

iShares Barclays Government/Credit Bond Fund (formerly known as iShares Lehman Government/Credit Bond Fund)

iShares Barclays Intermediate Credit Bond Fund (formerly known as iShares Lehman Intermediate Credit Bond Fund)

iShares Barclays Intermediate Government/Credit Bond Fund (formerly known as iShares Lehman Intermediate Government/Credit

Bond Fund)

iShares Barclays MBS Bond Fund (formerly known as iShares Lehman MBS Bond Fund)

iShares Barclays Short Treasury Bond Fund (formerly known as iShares Lehman Short Treasury Bond Fund)

iShares Barclays TIPS Bond Fund (formerly known as iShares Lehman TIPS Bond Fund)

iShares Barclays U.S. Treasury Bond Fund

iShares Cohen & Steers Realty Majors Index Fund

iShares Dow Jones International Select Dividend Index Fund (formerly known as iShares Dow Jones EPAC Select Dividend Index

Fund)

iShares Dow Jones Select Dividend Index Fund

iShares Dow Jones Transportation Average Index Fund

Distribution Agreement

Exhibit A (continued)

Index Series

iShares Dow Jones U.S. Aerospace & Defense Index Fund

iShares Dow Jones U.S. Basic Materials Sector Index Fund

iShares Dow Jones U.S. Broker-Dealers Index Fund

iShares Dow Jones U.S. Consumer Goods Sector Index Fund

iShares Dow Jones U.S. Consumer Services Sector Index Fund

iShares Dow Jones U.S. Energy Sector Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Financial Services Index Fund

iShares Dow Jones U.S. Healthcare Providers Index Fund

iShares Dow Jones U.S. Healthcare Sector Index Fund

iShares Dow Jones U.S. Home Construction Index Fund

iShares Dow Jones U.S. Index Fund (formerly known as iShares Dow Jones U.S. Total Market Index Fund)

iShares Dow Jones U.S. Industrial Sector Index Fund

iShares Dow Jones U.S. Insurance Index Fund

iShares Dow Jones U.S. Medical Devices Index Fund

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

iShares Dow Jones U.S. Oil Equipment & Services Index Fund

iShares Dow Jones U.S. Pharmaceuticals Index Fund

iShares Dow Jones U.S. Real Estate Index Fund

iShares Dow Jones U.S. Regional Banks Index Fund

iShares Dow Jones U.S. Technology Sector Index Fund

iShares Dow Jones U.S. Telecommunications Sector Index Fund

iShares Dow Jones U.S. Utilities Sector Index Fund

iShares Financials Sector Bond Fund

iShares Floating Rate Note Fund

iShares FTSE China 25 Index Fund (formerly known as iShares FTSE/Xinhua China 25 Index Fund)

iShares FTSE China (HK Listed) Index Fund

iShares FTSE Developed Small Cap ex-North America Index Fund

iShares FTSE EPRA/NAREIT Developed Asia Index Fund (formerly known as iShares FTSE EPRA/NAREIT Asia Index Fund)

iShares FTSE EPRA/NAREIT Developed Europe Index Fund (formerly known as iShares FTSE EPRA/NAREIT Europe Index

Fund)

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (formerly known as iShares FTSE EPRA/NAREIT Global

Real Estate ex-U.S. Index Fund )

iShares FTSE EPRA/NAREIT North America Index Fund

iShares FTSE NAREIT Industrial/Office Capped Index Fund (formerly known as iShares FTSE NAREIT Industrial/Office Index

Fund)

iShares FTSE NAREIT Mortgage Plus Capped Index Fund (formerly known as iShares FTSE NAREIT Mortgage REITs Index Fund)

iShares FTSE NAREIT Real Estate 50 Index Fund

iShares FTSE NAREIT Residential Plus Capped Index Fund (formerly known as iShares FTSE NAREIT Residential Index Fund)

iShares FTSE NAREIT Retail Capped Index Fund (formerly known as iShares FTSE NAREIT Retail Index Fund)

iShares Global Inflation-Linked Bond Fund

Distribution Agreement

Exhibit A (continued)

Index Series

iShares High Dividend Equity Fund

iShares iBoxx $ High Yield Corporate Bond Fund

iShares iBoxx $ Investment Grade Corporate Bond Fund (formerly known as iShares GS $ InvesTopTM Corporate Bond Fund)

iShares Industrials Sector Bond Fund

iShares International Inflation-Linked Bond Fund

iShares JPMorgan USD Emerging Markets Bond Fund

iShares Morningstar Large Core Index Fund

iShares Morningstar Large Growth Index Fund

iShares Morningstar Large Value Index Fund

iShares Morningstar Mid Core Index Fund

iShares Morningstar Mid Growth Index Fund

iShares Morningstar Mid Value Index Fund

iShares Morningstar Small Core Index Fund

iShares Morningstar Small Growth Index Fund

iShares Morningstar Small Value Index Fund

iShares MSCI ACWI ex US Consumer Discretionary Sector Index Fund

iShares MSCI ACWI ex US Consumer Staples Sector Index Fund

iShares MSCI ACWI ex US Energy Sector Index Fund

iShares MSCI ACWI ex US Financials Sector Index Fund

iShares MSCI ACWI ex US Health Care Sector Index Fund

iShares MSCI ACWI ex US Index Fund

iShares MSCI ACWI ex US Industrials Sector Index Fund

iShares MSCI ACWI ex US Information Technology Sector Index Fund

iShares MSCI ACWI ex US Materials Sector Index Fund

iShares MSCI ACWI ex US Telecommunication Services Sector Index Fund

iShares MSCI ACWI ex US Utilities Sector Index Fund

iShares MSCI ACWI Index Fund

iShares MSCI All Country Asia ex Japan Index Fund

iShares MSCI All Country Asia ex Japan Small Cap Index Fund

iShares MSCI All Country Asia Information Technology Index Fund

iShares MSCI All Peru Capped Index Fund

iShares MSCI Australia Small Cap Index Fund

iShares MSCI Brazil Small Cap Index Fund

iShares MSCI Canada Small Cap Index Fund

iShares MSCI China Index Fund

iShares MSCI China Small Cap Index Fund

iShares MSCI Denmark Capped Investable Market Index Fund

iShares MSCI EAFE Growth Index Fund

iShares MSCI EAFE Index Fund

iShares MSCI EAFE Minimum Volatility Index Fund

iShares MSCI EAFE Small Cap Index Fund

iShares MSCI EAFE Value Index Fund

iShares MSCI Emerging Markets Financials Sector Index

iShares MSCI Emerging Markets Latin America Index Fund

Distribution Agreement

Exhibit A (continued)

Index Series

iShares MSCI Emerging Markets Materials Sector Index

iShares MSCI Europe Financials Sector Index

iShares MSCI Far East Financials Sector Index

iShares MSCI Finland Capped Investable Market Index Fund

iShares MSCI Germany Small Cap Index Fund

iShares MSCI Hong Kong Small Cap Index Fund

iShares MSCI India Index Fund

iShares MSCI India Small Cap Index Fund

iShares MSCI Indonesia Investable Market Index Fund

iShares MSCI Ireland Capped Investable Market Index Fund

iShares MSCI KLD 400 Social Index Fund (formerly known as iShares FTSE KLD 400 Social Index Fund)

iShares MSCI Kokusai Index Fund

iShares MSCI New Zealand Investable Market Index Fund

iShares MSCI Norway Capped Investable Market Index Fund

iShares MSCI Philippines Investable Market Index Fund

iShares MSCI Poland Investable Market Index Fund

iShares MSCI Singapore Small Cap Index Fund

iShares MSCI South Korea Small Cap Index Fund

iShares MSCI Taiwan Small Cap Index Fund

iShares MSCI United Kingdom Small Cap Index Fund

iShares MSCI USA ESG Select Social Index Fund (formerly known as iShares FTSE KLD Select Social Index Fund)

iShares MSCI USA Minimum Volatility Index Fund

iShares Nasdaq Biotechnology Index Fund

iShares NYSE 100 Index Fund

iShares NYSE Composite Index Fund

iShares PHLX SOX Semiconductor Sector Index Fund (formerly known as iShares S&P North American Technology-

Semiconductors Index Fund)

iShares Russell 1000 Growth Index Fund

iShares Russell 1000 Index Fund

iShares Russell 1000 Value Index Fund

iShares Russell 2000 Growth Index Fund

iShares Russell 2000 Index Fund

iShares Russell 2000 Value Index Fund

iShares Russell 3000 Growth Index Fund

iShares Russell 3000 Index Fund

iShares Russell 3000 Value Index Fund

iShares Russell Microcap Index Fund

iShares Russell Midcap Growth Index Fund

iShares Russell Midcap Index Fund

iShares Russell Midcap Value Index Fund

iShares Russell Top 200 Growth Index Fund

iShares Russell Top 200 Index Fund

iShares Russell Top 200 Value Index Fund

iShares S&P 100 Index Fund

iShares S&P 1500 Index Fund

Distribution Agreement

Exhibit A (continued)

Index Series

iShares S&P 500 Growth Index Fund

iShares S&P 500 Index Fund

iShares S&P 500 Value Index Fund

iShares S&P Aggressive Allocation Fund

iShares S&P Asia 50 Index Fund

iShares S&P California AMT-Free Municipal Bond Fund (formerly known as iShares S&P California Municipal Bond Fund)

iShares S&P Conservative Allocation Fund

iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund

iShares S&P/Citigroup International Treasury Bond Fund

iShares S&P Developed ex-U.S. Property Index Fund (formerly known as iShares S&P World ex-U.S. Property Index Fund)

iShares S&P Emerging Markets Infrastructure Index Fund

iShares S&P Europe 350 Index Fund

iShares S&P Global 100 Index Fund

iShares S&P Global Clean Energy Index Fund

iShares S&P Global Consumer Discretionary Sector Index Fund

iShares S&P Global Consumer Staples Sector Index Fund

iShares S&P Global Energy Sector Index Fund

iShares S&P Global Financials Sector Index Fund

iShares S&P Global Healthcare Sector Index Fund

iShares S&P Global Industrials Sector Index Fund

iShares S&P Global Infrastructure Index Fund

iShares S&P Global Materials Sector Index Fund

iShares S&P Global Nuclear Energy Index Fund

iShares S&P Global Technology Sector Index Fund

iShares S&P Global Telecommunications Sector Index Fund

iShares S&P Global Timber & Forestry Index Fund

iShares S&P Global Utilities Sector Index Fund

iShares S&P Growth Allocation Fund

iShares S&P India Nifty 50 Index Fund

iShares S&P International Preferred Stock Index Fund

iShares S&P Latin America 40 Index Fund

iShares S&P MidCap 400 Growth Index Fund

iShares S&P MidCap 400 Index Fund

iShares S&P MidCap 400 Value Index Fund

iShares S&P Moderate Allocation Fund

iShares S&P National AMT-Free Municipal Bond Fund (formerly known as iShares S&P National Municipal Bond Fund)

iShares S&P New York AMT-Free Municipal Bond Fund (formerly known as iShares S&P New York Municipal Bond Fund)

iShares S&P North American Natural Resources Sector Index Fund (formerly known as iShares S&P GSSITM Natural Resources

Index Fund)

iShares S&P North American Technology Sector Index Fund (formerly known as iShares S&P GSTITM Technology Index Fund)

iShares S&P North American Technology-Multimedia Networking Index Fund (formerly known as iShares S&P GSTITM

Networking Index Fund)

iShares S&P North American Technology-Software Index (formerly known as iShares S&P GSTITM Software Index Fund)

iShares S&P Short Term National AMT-Free Municipal Bond Fund (formerly known as iShares S&P Short Term National Municipal

Bond Fund)

iShares S&P SmallCap 600 Growth Index Fund

Distribution Agreement

Exhibit A (continued)

Index Series

iShares S&P SmallCap 600 Index Fund

iShares S&P SmallCap 600 Value Index Fund

iShares S&P Target Date 2010 Index Fund

iShares S&P Target Date 2015 Index Fund

iShares S&P Target Date 2020 Index Fund

iShares S&P Target Date 2025 Index Fund

iShares S&P Target Date 2030 Index Fund

iShares S&P Target Date 2035 Index Fund

iShares S&P Target Date 2040 Index Fund

iShares S&P Target Date 2045 Index Fund

iShares S&P Target Date 2050 Index Fund

iShares S&P Target Date Retirement Income Index Fund

iShares S&P/TOPIX 150 Index Fund

iShares S&P U.S. Preferred Stock Index Fund

iShares Utilities Sector Bond Fund

Amended and Approved by the Board of Trustees of iShares Trust on December 5-6, 2011.